Exhibit 99.1

Arbe to Present at the 2021 J.P Morgan Automotive Conference

TEL AVIV, Israel and HOUSTON, Aug. 9, 2021 /PRNewswire/ -- Arbe Robotics Ltd. (“Arbe”), a global leader in next-generation 4D Imaging Radar Solutions, announced today that Chief Executive Officer Kobi Marenko will present at the 2021 J.P. Morgan Automotive Conference on August 11, 2021 at 8:55 AM EST.

The public audio link of the presentation will be available here. To schedule a meeting with Arbe, please contact Arbe’s investor team at investors@arberobotics.com.

About Arbe Robotics, Ltd.

Arbe, a global leader in next-generation 4D Imaging Radar Chipset Solutions, is spearheading a radar revolution, enabling truly safe driver-assist systems today while paving the way to full autonomous-driving. Empowering automakers, tier-1 suppliers, autonomous ground vehicles, commercial and industrial vehicles, and a wide array of safety applications with advanced sensing and paradigm-changing perception, Arbe’s imaging radar is 100 times more detailed than any other radar on the market and is a mandatory sensor for L2+ and higher autonomy. Arbe is a leader in the fast-growing automotive radar market that has an estimated total addressable market of $11 billion in 2025. Arbe is based in Tel Aviv, Israel, and has an office in the United States.

Arbe is party to a business combination agreement, dated as of March 18, 2021, pursuant to which a wholly-owned subsidiary of Arbe will merge with and into Industrial Tech Acquisitions, Inc. (“ITAC”) (NASDAQ: ITAC), with ITAC surviving as a wholly-owned subsidiary of Arbe, and the holders of ITAC’s common stock and warrants becoming holders of Arbe ordinary shares and warrants, all as set forth in the business combination agreement. The business combination is subject to customary closing conditions, including the approval of ITAC’s and Arbe’s shareholders and the listing of Arbe’s ordinary shares on The Nasdaq Stock Market as disclosed in Arbe’s and ITAC’s filings with the Securities and Exchange Commission.

About Industrial Tech Acquisitions, Inc.

ITAC is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. ITAC is sponsored by Texas Ventures, a leading technology and venture capital firm with expertise in capital markets and structured finance. The firm provides guidance, insight and capital to assist entrepreneurs and managers who have the desire and talent to build exceptional companies. The Texas Ventures approach is to identify emerging trends and opportunities prior to recognition by the broader marketplace, and to take a proactive approach in working with entrepreneurs and managers who have the determination to build world-class companies.

Important Notice Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The words “expect,” “believe,” “estimate,” “intend,” “plan”, “anticipate”, “project”, “may”, “should”, “strategy,” “future,” “will,” “project,” “potential” and similar expressions indicate forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements together with any statements made by Arbe at the 2021 J.P. Morgan Automotive Conference referred to in this press release are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry, regulatory and operational factors), known or unknown, which could and are likely to cause the actual results to vary materially from those indicated or anticipated. You should carefully consider the risk factors and uncertainties described in “Risk Factors,” “Arbe’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “ITAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Forward-Looking Statements” and the additional risk described in Amendment No. 1 to the Form F-4 filed by Arbe on July 30, 2021 and the other documents filed by Arbe and ITAC with the SEC, including the possibility that the business combination may not be consummated. Further, since the registration statement on Form F-4 has not been declared effective by the SEC, the final proxy statement/prospectus forming a part of the Form F-4 may contain additional risks, which may be material. The foregoing list of factors is not exhaustive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may, and are likely to, vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements.

Forward-looking statements relate only to the date they were made, and neither Arbe nor ITAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.